GAIN Capital Reports Third Quarter 2018 Results

BEDMINSTER, N.J., October 25, 2018 /PRNewswire/ -- GAIN Capital Holdings, Inc. ("GAIN") (NYSE: GCAP), a leading global provider of online trading services, announced financial results for the third quarter of 2018.

Key Financial Results for the Third Quarter (all amounts reflect continuing operations)

•	GAAP net income of $10.0 million, or $0.22 per share, yielding a 10% margin

•	GAAP net revenue of $95.5 million, up 30% year-over-year

•	Adjusted net income of $13.5 million, or $0.30 per share

•	Adjusted EBITDA of $30.5 million, yielding a 32% adjusted EBITDA margin

Operating Highlights

•	New direct accounts increased 28% year-over-year and 23% quarter-over-quarter

•	Futures segment margin doubled to 14% for the first nine months of 2018 as compared to 7% for the nine months ended September 30, 2017

•	Subsequent to quarter end, GAIN commenced a "modified Dutch auction" tender offer to purchase up to $50 million of its shares

A summary of GAIN’s financial highlights is included in the chart below (all amounts are from continuing operations).

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Net Income/(Loss)	$10.0	$(3.1)	$28.7	$(8.0)
Adjusted Net Income/(Loss)(1)	$13.5	$1.4	$31.7	$(6.6)

Net Revenue	$95.5	$73.8	$278.1	$215.5
Operating Expenses	(65.0)	(60.9)	(196.8)	(191.7)
Adjusted EBITDA(1)	$30.5	$12.9	$81.3	$23.8

Diluted GAAP EPS	$0.22	$(0.06)	$0.60	$(0.14)
Adjusted EPS(1)	$0.30	$0.03	$0.70	$(0.14)
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Note: Dollars in millions, except per share amounts and where noted otherwise. Columns may not add due to rounding.
1See below for reconciliation of non-GAAP financial measures.

“While overall low market volatility continued to weigh on retail trading volumes during the quarter, our diverse product offering enabled strong revenue growth,” commented Glenn Stevens, Chief Executive Officer of GAIN Capital. “Volatility in emerging markets, along with trade tensions, prompted high trading activity in emerging market currencies, as well as certain metals and index products, which helped to generate overall revenue capture of $164 per million for the quarter. In addition, our continued focus on organic, direct account growth and marketing initiatives helped deliver strong operating results in Q3, with new direct accounts up 28% year-over-year. As reiterated through our recently announced $50 million tender offer, we are firmly committed to executing a balanced capital allocation strategy to enhance shareholder value.”

Quarterly Operating Metrics

	Q3 18	Q3 17	Year-over-year Change
Retail Segment
OTC Trading Volume (1) (2)	$506.5	$644.8	(21.4)%
OTC Average Daily Volume	$7.8	$9.9	(21.2)%
12 Month Trailing Active OTC Accounts (3)	129,182	133,813	(3.5)%
3 Month Trailing Active OTC Accounts (3)	71,597	82,275	(13.0)%

Futures Segment
Number of Futures Contracts	1,622,114	1,518,417	6.8%
Futures Average Daily Contracts	25,748	24,102	6.8%
12 Month Trailing Active Futures Accounts (3)	7,550	8,056	(6.3)%
_______________________________________
All volume figures reported in billions.
1 US dollar equivalent of notional amounts traded.
2 For the quarter, indirect volume represented 25% of total retail OTC trading volume.
3 Accounts that executed a transaction during the relevant period.

Capital Return and Dividend
In the third quarter, GAIN:
•focused on returning capital to shareholders through dividends, which amounted to approximately $2.7 million.
•repurchased 451,624 shares of stock at an average price of $7.20.

•	returned a total of $5.9 million to shareholders in the form of share repurchases and dividends which brings the year-to-date total return to $19.6 million.

GAIN’s Board of Directors declared a quarterly cash dividend of $0.06 per share of the Company’s common stock. The dividend is payable on December 18, 2018 to shareholders of record as of the close of business on December 11, 2018.

Launch of Tender Offer
On October 9, 2018, GAIN commenced a "modified Dutch auction" tender offer to purchase up to $50 million of its outstanding shares at the maximum price of $7.94 and minimum price of $7.24. The tender offer is scheduled to close on November 6, 2018, unless otherwise extended by GAIN. The Company believes the tender offer is a prudent use of financial resources given available liquidity, including proceeds from the sale of GTX, and the current market price of its shares.

Conference Call

GAIN will host a conference call October 25, 2018 at 4:30 p.m. ET. Participants may access the live call by dialing +1.888.349.0112 (US Domestic), or +1.412.317.6001 (International). Please let the operator know you would like to join the GAIN Capital call.

A live audio webcast of the call, as well as a PDF copy of the earnings presentation, will be available on the Investor Relations section of the GAIN Capital website (http://ir.gaincapital.com).

An audio replay will be made available for one month starting approximately one hour after the call by dialing +1.877.344.7529 from the U.S. or +1.412.317.0088 from abroad, and entering the passcode 10125269#.

For more corporate information or to sign up for alerts, please visit: http://ir.gaincapital.com.

About GAIN
GAIN Capital Holdings, Inc. provides innovative trading technology and execution services to retail and institutional investors worldwide, with multiple access points to OTC markets and global exchanges across a wide range of asset classes, including foreign exchange, commodities, and global equities.  GAIN Capital is headquartered in Bedminster, New Jersey, with a global presence across North America, Europe and the Asia Pacific regions.  For further company information, visit www.gaincapital.com.

Investor Relations Contact
Lauren Tarola, Edelman for GAIN Capital
+1 908.731.0737
ir@gaincapital.com

Media Contact
Nicole Briguet, Edelman for GAIN Capital
+1 212.704.8164
pr@gaincapital.com

Condensed Consolidated Statements of Operations
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017
REVENUE:
Retail revenue	$82.9	$62.1	$239.1	$180.2
Futures revenue	8.7	9.0	30.4	29.2
Other (loss)/revenue	1.2	1.2	1.7	3.1
Total non-interest revenue	92.8	72.4	271.2	212.4
Interest revenue	3.3	1.6	8.2	3.7
Interest expense	0.5	0.3	1.3	0.6
Total net interest revenue	2.8	1.4	6.9	3.1
Net revenue	$95.5	$73.8	$278.1	$215.5
EXPENSES:
Employee compensation and benefits	$22.9	$20.8	$69.7	$64.3
Selling and marketing	10.2	6.4	23.0	23.2
Referral fees	8.1	12.9	30.0	42.7
Trading expenses	5.8	4.7	17.1	15.1
General and administrative	12.2	11.2	38.9	32.3
Depreciation and amortization	4.7	4.4	15.4	12.3
Purchased intangible amortization	3.5	3.5	10.8	10.4
Communications and technology	5.5	4.6	16.4	14.2
Bad debt provision	0.3	0.1	1.7	0.0
Contingent provision	5.0	0.0	5.0	0.0
Impairment of investment	0.0	0.0	(0.1)	0.0
Total operating expense	78.2	68.8	227.9	214.5
OPERATING PROFIT/(LOSS)	17.3	5.0	50.2	1.1
Interest expense on long term borrowings	3.4	3.0	10.1	8.3
Loss on extinguishment of debt	0.0	4.9	$0	4.9
INCOME/(LOSS) BEFORE INCOME TAX EXPENSE/(BENEFIT)	13.9	(2.9)	40.1	(12.2)
Income tax (benefit)/expense	4.0	0.1	11.4	(4.3)
Equity in net loss of affiliate	0.0	0.0	0.0	(0.1)
Net income/(loss) from continuing operations	10.0	(3.1)	28.7	(8.0)
Income from discontinued operations, including gain on sale of $69,439, net of income tax of $3,222	2.3	0.7	67.3	1.0
NET INCOME/(LOSS)	12.3	(2.4)	96.0	(7.0)
Less income attributable to non-controlling interest	0.1	0.2	0.6	0.5
NET INCOME/(LOSS) APPLICABLE TO GAIN CAPITAL HOLDINGS, INC.	$12.2	$(2.6)	$95.4	$(7.5)
Earnings/(loss) per common share:
Basic earnings/(loss) from continuing operations	$0.22	$(0.06)	$0.61	$(0.14)
Basic earnings from discontinued operations	$0.05	$0.02	$1.50	$0.02
Basic	$0.27	$(0.04)	$2.11	$(0.12)
Diluted earnings/(loss) from continuing operations	$0.22	$(0.06)	$0.60	$(0.14)
Diluted earnings from discontinued operations	$0.05	$0.02	$1.49	$0.02
Diluted	$0.27	$(0.04)	$2.09	$(0.12)
Weighted average common shares outstanding used in computing earnings/(loss) per common share:
Basic	44,553,903	46,323,038	44,787,875	47,295,843
Diluted	44,984,721	46,323,038	45,270,797	47,295,843
_________________________
Note: Dollars in millions, except share, per share data and where noted otherwise. Columns may not add due to rounding.

Condensed Consolidated Balance Sheet
(unaudited)

	September 30,	December 31,
	2018	2017
ASSETS:
Cash and cash equivalents	$362.3	$209.7
Cash and securities held for customers	887.3	978.8
Receivables from brokers	57.5	78.5
Property and equipment, net of accumulated depreciation	33.5	40.7
Intangible assets, net of accumulated amortization	36.2	62.0
Goodwill	28.0	33.0
Other assets	37.5	45.9
Total assets	$1,442.3	$1,448.6
LIABILITIES AND SHAREHOLDERS' EQUITY:
Payables to customers	$887.3	$978.8
Payables to brokers	1.8	2.8
Accrued compensation & benefits	11.1	10.1
Accrued expenses and other liabilities	38.0	33.9
Income tax payable	7.5	0.6
Convertible senior notes	136.9	132.2
Total liabilities	$1,082.5	$1,158.5
Redeemable non-controlling interests	$2.5	$4.4
Shareholders' equity	357.2	285.7
Total liabilities and shareholders' equity	$1,442.3	$1,448.6
_________________________
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.

Income Statement of Discontinued Operations

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
REVENUE:
Institutional revenue	$0.0	$7.5	$16.4	$23.3
Total non-interest revenue	0.0	7.5	16.4	23.3
Interest revenue	0.0	0.0	0.1	0.1
Total net interest revenue	0.0	0.0	0.1	0.1
Net revenue	$0.0	$7.6	$16.5	$23.4
EXPENSES:
Employee compensation and benefits	$0.1	$3.0	$6.0	$10.0
Trading expenses	0.0	2.4	5.4	7.3
Other expenses	0.0	1.1	4.0	4.3
Total operating expense	0.1	6.5	15.4	21.6
OPERATING PROFIT	(0.1)	1.0	1.1	1.8
Gain on sale of discontinued operations	(0.1)	0.0	69.4	0.0
INCOME BEFORE INCOME TAX EXPENSE/(BENEFIT)	(0.3)	1.0	70.6	1.8
Income tax expense/(benefit)	(2.6)	0.3	3.2	0.8
NET INCOME FROM DISCONTINUED OPERATIONS	$2.3	$0.7	$67.3	$1.0
_________________________
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.

Reconciliation of GAAP Net Income to Adjusted Net Income, Adjusted EPS and Adjusted Income Tax
Adjusted net income/(loss) is a non-GAAP financial measure and represents our net income/(loss) excluding restructuring, acquisition and integration related expenses, debt extinguishment and contingent reserve. Adjusted EPS is calculated using adjusted net income/(loss). Adjusted income tax (expense)/benefit represents our tax rate excluding quarterly tax rate adjustments, the impact of return to provision adjustments, uncertain tax positions, and the tax effect of the items excluded in the adjusted net income/(loss). These non-GAAP financial measures have certain limitations, including that they do not have standardized meanings and, therefore, our definitions may be different from similar non-GAAP financial measures used by other companies and/or analysts. Thus, it may be more difficult to compare our financial performance to that of other companies. We believe our reporting of these measures assists investors in evaluating our operating performance. However, because they are not a measure of financial performance or income tax expense calculated in accordance with GAAP, such measures should be considered in addition to, but not as a substitute for, other measures reported in accordance with GAAP.

Net Income/(Loss) to Adjusted Net Income/(Loss) and Adjusted EPS
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017
Net income/(loss) from continuing operations	$10.0	$(3.1)	$28.7	$(8.0)
Income tax expense/(benefit)	4.0	0.1	11.4	(4.3)
Equity in net loss of affiliate	0.0	0.0	0.0	0.1
Pre-tax income/(loss)	$13.9	$(2.9)	$40.1	$(12.2)
Adjustments	5.0	4.9	4.9	4.9
Adjusted pre-tax income/(loss)	$18.9	$2.0	$45.0	$(7.3)
Adjusted income tax	(5.3)	(0.3)	(12.6)	1.2
Equity in net loss of affiliate	0.0	0.0	0.0	(0.1)
Non-controlling interest	(0.1)	(0.2)	(0.6)	(0.5)
Adjusted net income/(loss)	$13.5	$1.4	$31.7	$(6.6)

Adjusted earnings/(loss) per common share
Basic	$0.30	$0.03	$0.71	$(0.14)
Diluted	$0.30	$0.03	$0.70	$(0.14)

Weighted average common shares outstanding used in computing earnings/(loss) per common share
Basic	44,553,903	46,323,038	44,787,875	47,295,843
Diluted	44,984,721	46,530,002	45,270,797	47,295,843
_____________________________
Note: Dollars in millions, except per share data and where noted otherwise. Columns may not add due to rounding.

Adjusted Income Tax (Expense)/ Benefit Reconciliation
(unaudited)

	Three Months Ended Sept. 30,		Nine Months Ended Sept. 30,
	2018	2017	2018	2017

GAAP Tax (expense)/benefit	$(4.0)	$(0.1)	$(11.4)	$4.3
GAAP Tax Rate	28.8%	(3.4)%	28.4%	35.2%

Uncertain tax position	0.0	0.0	(0.2)	(2.1)
Tax true up	0.1	0.6	0.4	(0.1)
One off adjustments	(1.4)	(0.8)	(1.4)	(0.8)
Adjusted tax (expense)/benefit	$(5.3)	$(0.3)	$(12.6)	$1.2
Adjusted tax rate	28.0%	16.9%	28.0%	16.9%

Reconciliation of GAAP Net Income to Adjusted EBITDA and Adjusted EBITDA Margin
Adjusted EBITDA is a non-GAAP financial measure that represents our earnings/(loss) before interest, taxes, depreciation and amortization, purchased intangible amortization, convertible note interest, contingent provision, non-controlling interest and debt extinguishment. This non-GAAP financial measure has certain limitations, including that it does not have a standardized meaning and, therefore, our definition may be different from similar non-GAAP financial measures used by other companies and/or analysts. Thus, it may be more difficult to compare our financial performance to that of other companies. We believe our reporting of adjusted EBITDA assists investors in evaluating our operating performance. However, because adjusted EBITDA is not a measure of financial performance calculated in accordance with GAAP, such measure should be considered in addition to, but not as a substitute for, other measures of our financial performance reported in accordance with GAAP, such as net income/(loss).

Reconciliation of GAAP Net Income/(Loss) to Adjusted EBITDA and Adjusted EBITDA Margin
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017
Net revenue	$95.5	$73.8	$278.1	$215.5
Net income/(loss) from continuing operations	10.0	(3.1)	28.7	(8.0)
Net income/(loss) margin % (1)	10%	(4)%	10%	(4)%

Net income/(loss)	$10.0	$(3.1)	$28.7	$(8.0)
Depreciation and amortization	4.7	4.4	15.4	12.3
Purchased intangible amortization	3.5	3.5	10.8	10.4
Interest expense on long term borrowings	3.4	3.0	10.1	8.3
Income tax (benefit)/expense	4.0	0.1	11.4	(4.3)
Contingent provision	5.0	0.0	5.0	0.0
Impairment of investment	0.0	0.0	(0.1)	0.0
Equity in net loss of affiliate	0.0	0.0	0.0	0.1
Loss on extinguishment of debt	0.0	4.9	0.0	4.9
Adjusted EBITDA	30.5	12.9	$81.3	$23.8
Adjusted EBITDA Margin(2)	32%	17%	29%	11%
_________________________
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.
1 Net income/(loss) margin % includes the gain on discontinued operations
2 Adjusted EBITDA margin is calculated as adjusted EBITDA divided by net revenue.

Segment Information:
ASC 280, Disclosures about Segments of an Enterprise and Related Information, establishes standards for reporting information about operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision-maker, or decision making group, in deciding how to allocate resources and in assessing performance. Reportable segments are defined as an operating segment that either (a) exceeds 10% of revenue, or (b) reported profit or loss in absolute amount exceeds 10% of profit of all operating segments that did not report a loss or (c) exceeds 10% of the combined assets of all operating segments. The Company’s operations relate to global trading services and solutions. Based on the Company’s management strategies, and common production, marketing, development and client coverage teams, the Company has concluded that it operates in two operating segments: Retail Segment and Futures Segment.

Retail

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Trading Revenue	$82.9	$62.1	$239.1	$180.2
Other Retail Revenue	2.9	1.8	7.0	4.5
Total Revenue	85.9	63.9	246.1	184.6

Employee Compensation & Benefits	14.4	12.7	43.4	40.5
Marketing	10.0	6.3	22.1	22.4
Referral Fees	5.3	9.8	20.0	31.9
Other Operating Expenses	17.2	15.6	53.2	44.3
Segment Profit	$39.0	$19.5	$107.3	$45.5
Segment Profit Margin %	45%	30%	44%	25%

_________________________
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.

Futures

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Trading Revenue	$8.7	$9.0	$30.4	$29.2
Other Futures Revenue	1.1	0.7	2.9	1.6
Revenue	9.7	9.8	33.3	30.8

Employee Compensation & Benefits	2.4	2.3	7.8	7.4
Marketing	0.2	0.1	0.6	0.6
Referral Fees	2.8	3.1	10.0	10.7
Other Operating Expenses	3.0	2.9	10.4	9.9
Segment Profit	$1.3	$1.3	$4.5	$2.2
Segment Profit Margin %	13%	13%	14%	7%
____________________________
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.

Corporate and Other

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Revenue/(loss)	$(0.1)	$0.1	$(1.3)	$0.2

Employee Compensation & Benefits	6.1	5.8	18.4	16.5
Marketing	0.1	0.0	0.2	0.1
Other Operating Expenses	3.6	2.2	10.6	7.4
Loss	$(9.8)	$(7.9)	$(30.5)	$(23.9)
____________________
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.

Reconciliation of Segment Profit to Income Before Income Tax Expense

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Retail segment	$39.0	$19.5	$107.3	$45.5
Futures segment	1.3	1.3	4.5	2.2
Corporate and other	(9.8)	(7.9)	(30.5)	(23.9)
Segment Profit	30.5	12.9	81.3	23.8

Depreciation and amortization	4.7	4.4	15.4	12.3
Purchased intangible amortization	3.5	3.5	10.8	10.4
Contingent provision	5.0	0.0	5.0	0.0
Impairment of investment	0.0	0.0	$(0.1)	$0.0
Operating profit/(loss)	$17.3	$5.0	$50.2	$1.1
Interest expense on long term borrowings	3.4	3.0	10.1	8.3
Loss on extinguishment of debt	0.0	4.9	$0.0	$4.9
Income/(loss) before income tax expense/(benefit)	$13.9	$(2.9)	$40.1	$(12.2)
____________________
Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.

Forward-Looking Statements:
In addition to historical information, this earnings release contains "forward-looking" statements that reflect management's expectations for the future. A variety of important factors could cause results to differ materially from such statements. These factors are noted throughout GAIN Capital's annual report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on March 14, 2018, and include, but are not limited to, the actions of both current and potential new competitors, fluctuations in market trading volumes, financial market volatility, evolving industry regulations, errors or malfunctions in GAIN Capital’s systems or technology, rapid changes in technology, effects of inflation, customer trading patterns, the success of our products and service offerings, our ability to continue to innovate and meet the demands of our customers for new or enhanced products, our ability to successfully integrate assets and companies we have acquired, our ability to effectively compete, changes in tax policy or accounting rules, fluctuations in foreign exchange rates and commodity prices, adverse changes or volatility in interest rates, as well as general economic, business, credit and financial market conditions, internationally or nationally, and our ability to continue paying a quarterly dividend in light of future financial performance and financing needs. The forward-looking statements included herein represent GAIN Capital’s views as of the date of this release. GAIN Capital undertakes no obligation to revise or update publicly any forward-looking statement for any reason unless required by law.